Exhibit 10.1

SPONSOR LETTER AGREEMENT

This SPONSOR LETTER AGREEMENT (this “Agreement”) is entered into as of October 3, 2022, by and among Movella Inc., a Delaware corporation (the “Company”), Pathfinder Acquisition Corporation, a Cayman Islands exempted company incorporated with limited liability (“Pathfinder”), Pathfinder Acquisition LLC, a Delaware limited liability company (the “Sponsor”), and, solely for purposes of Sections 2(b) and (c), Section 5 through Section 7 (solely in respect of his or her respective representations, warranties and covenants contained therein), and Section 10 through Section 21, each of Richard Lawson, David Chung, Lindsay Sharma, Jon Steven Young, Hans Swildens, Steven Walske, Lance Taylor, Omar Johnson and Paul Weiskopf (each, a “Pathfinder Insider” and, collectively, the “Pathfinder Insiders”). Each of the Sponsor and each of the Pathfinder Insiders are sometimes referred to herein individually as a “Pathfinder Person” and collectively as the “Pathfinder Persons”, and each of the Company, Pathfinder, the Sponsor and the Pathfinder Insiders are sometimes referred to herein individually as a “Party” and collectively as the “Parties”. Except as otherwise specified herein, capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Business Combination Agreement (as defined below).

WHEREAS, concurrently with the execution of this Agreement, Pathfinder, the Company and Motion Merger Sub, Inc. (“Motion Merger Sub”), a Delaware corporation and wholly owned Subsidiary of Pathfinder, are entering into that certain Business Combination Agreement (the “Business Combination Agreement”), pursuant to which, among other things, (a) on the Closing Date, prior to the Effective Time, Pathfinder will change its jurisdiction of incorporation by deregistering as an exempted company in the Cayman Islands and continuing and domesticating as a corporation incorporated under the laws of the State of Delaware and (b) on the Closing Date, following the consummation of the Domestication and Pre-Closing Reorganization, at the Effective Time, Motion Merger Sub will merge with and into the Company (the “Merger”), with the Company as the surviving company in the Merger (the Merger and the other transactions contemplated by the Business Combination Agreement and the Ancillary Documents, collectively, the “Transactions”);

WHEREAS, reference is made to (a) the Letter Agreement, dated February 16, 2021 (the “Sponsor Letter”), delivered by the Pathfinder Persons to Pathfinder, (b) the Registration and Shareholder Rights Agreement, dated February 16, 2021 (the “Pathfinder Registration Rights Agreement”), by and among Pathfinder, the Sponsor and each of the other Holders (as such term is defined therein) and (c) the Amended and Restated Registration and Shareholder Rights Agreement, dated as of the date hereof (the “Shareholder Rights Agreement”), by and among the Company, the Sponsor, certain other Pathfinder Persons, and certain of the Company stockholders;

WHEREAS, as of the date hereof, each Pathfinder Person, in its capacity as a holder of Pathfinder Shares and/or Pathfinder Warrants, was the holder of record and the “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) of (a) the number of Pathfinder Warrants and/or (b) the number of Pathfinder Class B Shares, in each case, set forth on Exhibit A attached hereto opposite such Pathfinder Person’s name on such Exhibit (collectively, with respect to each Pathfinder Person, the “Subject Pathfinder Securities”);

WHEREAS, in connection with (and as part of) the Domestication, (a) each Pathfinder Pre-Closing Share will be converted into one Pathfinder Share, (b) each Pathfinder Warrant that is outstanding immediately prior to the Domestication will be automatically converted into, from and after the Domestication, a Pathfinder Post-Closing Warrant, (c) the Governing Documents of Pathfinder shall be amended and restated to be the Post-Closing Certificate of Incorporation and the Post-Closing Bylaws, and (d) Pathfinder’s name will be changed to “Movella Holdings, Inc.,” or such other name mutually agreed to by Pathfinder and the Company prior to the Closing Date, in each case, on the terms and subject to the conditions set forth in the Business Combination Agreement;

WHEREAS, in consideration for the benefits to be received by the Sponsor and each of the Pathfinder Insiders under the terms of the Business Combination Agreement and as a material inducement to the Company and Pathfinder agreeing to enter into and consummate the transactions contemplated by the Business Combination Agreement, the Sponsor and each of the Pathfinder Insiders agrees to enter into this Agreement and to be bound by certain of the agreements, covenants and obligations contained in this Agreement; and

WHEREAS, the Parties acknowledge and agree that the Company and Pathfinder would not have entered into and agreed to consummate the transactions contemplated by the Business Combination Agreement without each of the Pathfinder Persons entering into this Agreement and agreeing to be bound by the applicable agreements, covenants and obligations contained in this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual promises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, each intending to be legally bound, hereby agree that the Amended and Restated Sponsor Letter Agreement is hereby amended and restated in its entirety by this Agreement, and further agree as follows:

1. Definitions. As used in this Agreement, the following terms have the respective meanings set forth below.

“Forfeiture” has the meaning set forth in Section 3 to this Agreement.

“Forfeiture Effective Time” has the meaning set forth in Section 3 to this Agreement.

“Fraud” means an act or omission by a Party, and requires: (a) a false or incorrect representation or warranty expressly set forth in this Agreement, (b) with actual knowledge (as opposed to constructive, imputed or implied knowledge) by the Party making such representation or warranty that such representation or warranty expressly set forth in this Agreement is false or incorrect, (c) an intention to deceive another Party, to induce him, her or it to enter into this Agreement, (d) another Party, in justifiable or reasonable reliance upon such false or incorrect representation or warranty expressly set forth in this Agreement, causing such Party to enter into this Agreement, and (e) another Party to suffer damage by reason of such reliance. For the avoidance of doubt, “Fraud” does not include any claim for equitable fraud, promissory fraud, unfair dealings fraud or any torts (including a claim for fraud or alleged fraud) based on negligence or recklessness.

“immediate family” means, with respect to any natural person, any of the following: such person’s spouse, the siblings of such person and his or her spouse, and the direct descendants and ascendants (including adopted and step children and parents) and his or her spouses and siblings.

“Parties” has the meaning set forth in the Recitals to this Agreement.

“Pathfinder Forfeited Equity Securities” means that number of Pathfinder Sponsor Shares equal to fifty percent (50%) of all Pathfinder Sponsor Shares held by Sponsor as of the date hereof.

“Pathfinder Insider” has the meaning set forth in the Recitals to this Agreement.

“Pathfinder Person” has the meaning set forth in the Recitals to this Agreement.

“Pathfinder Registration Rights Agreement” has the meaning set forth in the Recitals to this Agreement.

“Pathfinder Sponsor Shares” means (a) prior to the consummation of the Domestication, the Pathfinder Class B Shares held by the Sponsor, and (b) from and after the consummation of the Domestication, the Pathfinder Post-Closing Common Shares that are received by the Sponsor in connection with the conversion of its Pathfinder Class B Shares. Any reference to the Pathfinder Sponsor Shares shall be deemed to refer to clause (a) and/or clause (b) of this definition, as the context so requires.

“Permitted Transferee” means, with respect to any Person (a) to Pathfinder’s officers or directors, any affiliate or family member of any of Pathfinder’s officers or directors, any members or partners of the Sponsor or their affiliates, any affiliates of the Sponsor, or any employees of such affiliates; (b) in the case of an individual, by gift to a member of one of the individual’s immediate family or to a trust, the beneficiary of which is a member of the individual’s immediate family, an affiliate of such person or to a charitable organization; (c) in the case of an individual, by virtue of laws of descent and distribution upon death of the individual; (d) in the case of an individual, pursuant to a qualified domestic relations order; or (e) by private sales or transfers made in connection with the consummation of the Transactions at prices no greater than the price at which the Subject Pathfinder Securities, as applicable, were originally purchased.

“Pre-Closing Pathfinder Party” means each of the Sponsor and, prior to the Effective Time, Merger Sub and Pathfinder.

“Sponsor” has the meaning set forth in the Recitals to this Agreement.

“Sponsor Letter” has the meaning set forth in the Recitals to this Agreement

“Subject Pathfinder Securities” has the meaning set forth in the Recitals to this Agreement.

“Transactions” has the meaning set forth in the Recitals to this Agreement.

“Transfer” means any sale, transfer, assignment or disposition of an interest (whether with or without consideration, whether voluntarily or involuntarily or by operation of law or otherwise).

“Willful Breach” means a material breach of this Agreement that is a consequence of an act undertaken or a failure to act by the breaching Party with the knowledge that the taking of such act or such failure to act would, or would reasonably be expected to, constitute or result in a breach of this Agreement.

2. Sponsor Letter. The Company, Pathfinder, and the Pathfinder Persons hereby agree as follows:

(a) The Sponsor Letter provides in Section 3 thereof that Pathfinder shall not enter into a definitive agreement regarding a proposed Business Combination (as defined therein) without the prior written consent of the Sponsor. The Transactions constitute a Business Combination (as defined in the Sponsor Letter) for purposes of the Sponsor Letter and the Sponsor hereby consents to entry into the Business Combination Agreement.

(b) The Sponsor Letter provides in Section 3 thereof for certain obligations in respect of voting all Founder Shares (as defined therein) and Public Shares (as defined therein) beneficially owned by the Sponsor and by the Pathfinder Insiders, as applicable, in favor of such Business Combinations (as defined therein) and forgoing redemption rights in respect thereof. The Transactions constitute a Business Combination (as defined in the Sponsor Letter) for purposes of the Sponsor Letter and the Sponsor and each Pathfinder Insider will comply with its, his or her respective obligations under Section 3 of the Sponsor Letter, it being understood that, for the avoidance of doubt, nothing set forth in this Section 2(b) shall conflict with or create any obligations inconsistent with Section 12.

(c) Subject to, and conditioned upon the occurrence and effective as of, the Effective Time, Section 5 of the Sponsor Letter shall be amended and restated to provide in its entirety as follows: “[Reserved].”

3. Pathfinder Sponsor Share Forfeiture. Subject to, and conditioned upon the occurrence and effective as of following the Domestication and immediately prior to, the Effective Time (the “Forfeiture Effective Time”), the Sponsor shall automatically be deemed to irrevocably forfeit, surrender and transfer to Pathfinder for no consideration that number of Pathfinder Sponsor Shares held by the Sponsor immediately prior to the Effective Time, equal to the Pathfinder Forfeited Equity Securities. From and after the time that the Pathfinder Forfeited Equity Securities are forfeited, surrendered and transferred to Pathfinder as provided in this Section 3, such Pathfinder Forfeited Equity Securities shall be deemed to be cancelled and no longer outstanding (the “Forfeiture”). For the avoidance of doubt, after the Forfeiture, the Sponsor will hold fifty percent (50%) of all Pathfinder Sponsor Shares held by Sponsor as of the date hereof.

4. Pathfinder Registration Rights Agreement. Subject to, and conditioned upon the occurrence, and effective as of the Effective Time, Pathfinder, the Sponsor and each of the other Pathfinder Persons who are party to the Pathfinder Registration Rights Agreement agree that the Pathfinder Registration Rights Agreement is hereby terminated in its entirety, and shall be of no further force or effect from and after such time.

5. Anti-Dilution Adjustment Waiver. Each Pathfinder Person that holds Pathfinder Class B Shares hereby (a) waives, subject to, and conditioned upon and effective as of immediately prior to, the occurrence of the Effective Time, any rights to adjustment of the conversion ratio with respect to the Pathfinder Class B Shares held by such Pathfinder Person set forth in the Governing Documents of Pathfinder or any other anti-dilution or similar protection with respect to the Pathfinder Class B Shares held by such Pathfinder Person (in each case, whether resulting from the transactions contemplated by the Business Combination Agreement or otherwise) and (b) agrees not to assert or perfect any rights to adjustment of the conversion ratio with respect to the Pathfinder Class B Shares held by such Pathfinder Person set forth in the Governing Documents of Pathfinder or any other anti-dilution or similar protection with respect to the Pathfinder Class B Shares held by such Pathfinder Person (in each case, whether resulting from the transactions contemplated by the Business Combination Agreement or otherwise). For clarity, each Pathfinder Person hereby waives, subject to, and conditioned upon and effective as of immediately prior to, the occurrence of the Effective Time, any rights granted pursuant to Article 15 of the Second Amended and Restated Articles of Association of Pathfinder Acquisition Corporation, dated as of February 16, 2021.

6. Representations and Warranties of Pathfinder Persons. Each Pathfinder Person represents and warrants, as of the date hereof, solely with respect to himself, herself or itself, and not on behalf of any other Person, to the Company as follows:

(a) If such Pathfinder Person is not an individual, such Pathfinder Person is a corporation, limited liability company or other applicable business entity duly organized or formed, as applicable, validly existing and in good standing (or the equivalent thereof, if applicable, in each case, with respect to the jurisdictions that recognize the concept of good standing or any equivalent thereof) under the Laws of its jurisdiction of formation or organization (as applicable).

(b) Such Pathfinder Person (if not an individual) has the requisite corporate, limited liability company or other similar power and authority and, if such Pathfinder Person is an individual, legal capacity to execute and deliver this Agreement, to perform his, her or its covenants, agreements and obligations hereunder, and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement has been duly authorized by all necessary corporate or other action on the part of such Pathfinder Person, if such Pathfinder Person is not an individual. This Agreement has been duly and validly executed and delivered by such Pathfinder Person and constitutes a valid, legal and binding agreement of such Pathfinder Person (assuming that this Agreement is duly authorized, executed and delivered by the other Parties), enforceable against such Pathfinder Person in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium or other Laws affecting generally the enforcement of creditors’ rights and subject to general principles of equity).

(c) None of the execution or delivery of this Agreement by such Pathfinder Person, the performance by such Pathfinder Person of any of his, her or its covenants, agreements or obligations under this Agreement or the consummation of the transactions contemplated hereby will, directly or indirectly (with or without due notice or lapse of time or both) (i) if such Pathfinder Person is not an individual, result in any breach of any provision of such Pathfinder Person’s Governing Documents, (ii) violate, or constitute a breach under, any Order or applicable Law to which such Pathfinder Person or any of his, her or its properties or assets are bound or (iii) other than the restrictions contemplated by this Agreement, the Business Combination Agreement or any other Ancillary Document, result in the creation of any Lien upon the Subject Pathfinder Securities owned by him, her or it (if any) (other than as expressly provided under this Agreement), except, in the case of any of clauses (ii) above, as would not to adversely affect the ability of such Pathfinder Person to perform, or otherwise comply with, any of his, her or its covenants, agreements or obligations hereunder in any material respect.

(d) Such Pathfinder Person is, as of the date hereof, the record and/or beneficial owner of the Subject Pathfinder Securities owned by him, her or it (if any) as set forth on Exhibit A hereto free and clear of all Liens, other than Liens pursuant to applicable securities laws or as set forth in the Business Combination Agreement, the other Ancillary Documents, the Governing Documents of Pathfinder or those Contracts or other arrangements set forth in the Pathfinder SEC Reports (including, for the avoidance of doubt, the Sponsor Letter and the Pathfinder Registration Rights Agreement). Such Pathfinder Person does not own, of record or beneficially, any other Equity Securities of Pathfinder other than the applicable Subject Pathfinder Securities owned by him, her or it (if any) set forth opposite his, her or its name on Exhibit A hereto. Such Pathfinder Person has the sole right to vote (and provide consent in respect of, as applicable) the Subject Pathfinder Securities owned by him, her or it (if any) as set forth on Exhibit A hereto as of the date hereof. Except for this Agreement, the Business Combination Agreement, the other Ancillary Documents, the Governing Documents of Pathfinder, those Contracts or other arrangements set forth in the Pathfinder SEC Reports (including, for the avoidance of doubt, the Sponsor Letter and the Pathfinder Registration Rights Agreement), or any proxy given for purposes of voting in favor of the Transaction Proposals, such Pathfinder Person is not party to or bound by (i) any option, warrant, purchase right or other Contract that would (either alone or in connection with one or more events, developments or events (including the satisfaction or waiver of any conditions precedent)) require such Pathfinder Person to Transfer any of the Subject Pathfinder Securities owned by him, her or it (if any) or (ii) any voting trust, proxy or other Contract with respect to the voting or Transfer of any of the Subject Pathfinder Securities owned by him, her or it (if any) in a manner inconsistent with the requirements of this Agreement, in the case of either clause (i) or (ii), that would adversely affect the ability of such Pathfinder Person to perform, or otherwise comply with, any of his, her or its covenants, agreements or obligations hereunder in any material respect.

(e) As of the date hereof, there is no Proceeding pending or, to such Pathfinder Person’s knowledge, threatened against or involving him, her, it or any of his, her or its Affiliates that, if adversely decided or resolved, would reasonably be expected to adversely affect the ability of him, her or it to perform, or otherwise comply with, any of his, her or its covenants, agreements or obligations under this Agreement in any material respect.

(f) In entering into this Agreement and the other Ancillary Documents to which he, she or it is or will be a party, such Pathfinder Person has relied solely on his, her or its own investigation and analysis and the representations and warranties expressly set forth in this Agreement and the other Ancillary Documents to which he, she or it is or will be a party and no other representations or warranties of Pathfinder, the Company or any other Person, either express or implied, and such Pathfinder Person, on his, her or its own behalf and on behalf of his, her or its Representatives, acknowledges, represents, warrants and agrees that, except for the representations and warranties expressly set forth in this Agreement or in the other Ancillary Documents to which he, she or it is or will be a party, none of Pathfinder, the Company or any other Person makes or has made any representation or warranty, either express or implied, to it, him or her in connection with or related to this Agreement, the Business Combination Agreement or the other Ancillary Documents or the transactions contemplated hereby or thereby.

7. Representations and Warranties of the Company. The Company represents and warrants, as of the date hereof, to each of the Pathfinder Persons as follows:

(a) The Company is a corporation, limited liability company or other applicable business entity duly organized or formed, as applicable, validly existing and in good standing (or the equivalent thereof, if applicable, in each case, with respect to the jurisdictions that recognize the concept of good standing or any equivalent thereof) under the Laws of its jurisdiction of formation or organization (as applicable).

(b) The Company has the requisite corporate, limited liability company or other similar power and authority to perform its covenants, agreements and obligations hereunder, and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement has been duly authorized by all necessary corporate or other action on the part of the Company. This Agreement has been duly and validly executed and delivered by the Company and constitutes a valid, legal and binding agreement of the Company (assuming that this Agreement is duly authorized, executed and delivered by the other Parties), enforceable against such Person in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium or other Laws affecting generally the enforcement of creditors’ rights and subject to general principles of equity).

(c) No consent, approval or authorization of, or designation, declaration or filing with, any Governmental Entity is required on the part of the Company with respect to its execution, delivery or performance of its covenants, agreements or obligations under this Agreement or the consummation of the transactions contemplated hereby, except for (i) compliance with and filings under the HSR Act, if applicable, or under any applicable antitrust or competition Laws of any non-U.S. jurisdiction or any other merger control or investment Laws or Laws that provide for review of national security or defense matters, (ii) the filing with the SEC of (A) the Registration Statement / Proxy Statement and the declaration of the effectiveness thereof by the SEC and (B) such reports under Section 13(a) or 15(d) of the Exchange Act as may be required in connection with this Agreement, the Ancillary Documents or the transactions contemplated hereby or thereby related, or (iii) any other consents, approvals, authorizations, designations, declarations, waivers or filings, the absence of which would not adversely affect the ability of the Company to perform, or otherwise comply with, any of his, her or its covenants, agreements or obligations hereunder in any material respect.

(d) None of the execution or delivery of this Agreement by the Company, the performance by the Company of any of its covenants, agreements or obligations under this Agreement or the consummation of the transactions contemplated hereby will, directly or indirectly (with or without due notice or lapse of time or both) (i) result in any breach of any provision of the Company’s Governing Documents, (ii) violate, or constitute a breach under, any Order or applicable Law to which the Company or any of its properties or assets are bound or (iii) other than the restrictions contemplated by this Agreement, the Business Combination Agreement or any other Ancillary Document, result in the creation of any Lien upon the Pathfinder Shares (other than as expressly provided under this Agreement), except, in the case of any of clauses (ii) above, as would not to adversely affect the ability of the Company to perform, or otherwise comply with, any of his, her or its covenants, agreements or obligations hereunder in any material respect.

(e) In entering into this Agreement, the Company has relied solely on its own investigation and analysis and the representations and warranties of the Pathfinder Persons expressly set forth in this Agreement and no other representations or warranties of the Pathfinder Persons or any other person, either express or implied, and the Company, on its own behalf and on behalf of his, her or its Representatives, acknowledges, represents, warrants and agrees that, except for the representations and warranties of the Pathfinder Persons expressly set forth in this Agreement and the representations and warranties of the other Persons expressly set forth in the Business Combination Agreement and the other Ancillary Documents, none of the Pathfinder Persons or any other Person makes or has made any representation or warranty, either express or implied, in connection with or related to this Agreement, the Business Combination Agreement or the other Ancillary Documents or the transactions contemplated hereby or thereby.

8. Representations and Warranties of Pathfinder. Pathfinder represents and warrants to each of the Pathfinder Persons as follows:

(a) Pathfinder is a corporation, limited liability company or other applicable business entity duly organized or formed, as applicable, validly existing and in good standing (or the equivalent thereof, if applicable, in each case, with respect to the jurisdictions that recognize the concept of good standing or any equivalent thereof) under the Laws of its jurisdiction of formation or organization (as applicable).

(b) Pathfinder has the requisite corporate, limited liability company or other similar power and authority to perform its covenants, agreements and obligations hereunder, and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement has been duly authorized by all necessary corporate or other action on the part of Pathfinder. This Agreement has been duly and validly executed and delivered by Pathfinder and constitutes a valid, legal and binding agreement of the Pathfinder (assuming that this Agreement is duly authorized, executed and delivered by the other Parties), enforceable against such Person in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium or other Laws affecting generally the enforcement of creditors’ rights and subject to general principles of equity).

(c) No consent, approval or authorization of, or designation, declaration or filing with, any Governmental Entity is required on the part of Pathfinder with respect to its execution, delivery or performance of its covenants, agreements or obligations under this Agreement or the consummation of the transactions contemplated hereby, except for (i) compliance with and filings under the HSR Act, if applicable, or under any applicable antitrust or competition Laws of any non-U.S. jurisdiction or any other merger control or investment Laws or Laws that provide for review of national security or defense matters, (ii) the filing with the SEC of (A) the Registration Statement / Proxy Statement and the declaration of the effectiveness thereof by the SEC and (B) such reports under Section 13(a) or 15(d) of the Exchange Act as may be required in connection with this Agreement, the Ancillary Documents or the transactions contemplated hereby or thereby related, (iii) any filings required under the Cayman Act in connection with the Domestication, (iv) the filing of the Certificate of Merger, (v) the Pathfinder Sponsor Consent, (vi) the approvals and consents to be obtained by Pathfinder Merger Sub pursuant to the Business Combination Agreement, (viii) the Pathfinder Shareholder Approval or (ix) any other consents, approvals, authorizations, designations, declarations, waivers or filings, the absence of which would not adversely affect the ability of the Company to perform, or otherwise comply with, any of his, her or its covenants, agreements or obligations hereunder in any material respect.

(d) None of the execution or delivery of this Agreement by Pathfinder, the performance by Pathfinder of any of its covenants, agreements or obligations under this Agreement or the consummation of the transactions contemplated hereby will, directly or indirectly (with or without due notice or lapse of time or both) (i) result in any breach of any provision of Pathfinder’s Governing Documents, (ii) violate, or constitute a breach under, any Order or applicable Law to which Pathfinder or any of its properties or assets are bound or (iii) other than the restrictions contemplated by this Agreement, the Business Combination Agreement or any other Ancillary Document, result in the creation of any Lien upon the Pathfinder Shares (other than as expressly provided under this Agreement), except, in the case of any of clauses (ii) above, as would not to adversely affect the ability of Pathfinder to perform, or otherwise comply with, any of his, her or its covenants, agreements or obligations hereunder in any material respect.

(e) In entering into this Agreement, Pathfinder has relied solely on its own investigation and analysis and the representations and warranties of the Pathfinder Persons expressly set forth in this Agreement and no other representations or warranties of the Pathfinder Persons or any other Person, either express or implied, and Pathfinder, on its own behalf and on behalf of his, her or its Representatives, acknowledges, represents, warrants and agrees that, except for the representations and warranties of the Pathfinder Persons expressly set forth in this Agreement and the representations and warranties of the other Persons expressly set forth in the Business Combination Agreement and the other Ancillary Documents, none of the Pathfinder Persons or any other Person makes or has made any representation or warranty, either express or implied, in connection with or related to this Agreement, the Business Combination Agreement or the other Ancillary Documents or the transactions contemplated hereby or thereby.

9. Transfer of Subject Pathfinder Securities. Except as expressly contemplated by the Business Combination Agreement or with the prior written consent of the Company, from and after the date hereof and until the earlier of (a) the termination of this Agreement in accordance with its terms and (b) the Effective Time, each Pathfinder Person agrees that he, she or it shall not (i) Transfer any of his, her or its Subject Pathfinder Securities, (ii) enter into (A) any option, warrant, purchase right, or other Contract that would reasonably be expected (either alone or in connection with one or more events, developments or events (including the satisfaction or waiver of any conditions precedent)) to require such Pathfinder Person to Transfer his, her or its Subject Pathfinder Securities or (B) any voting trust, proxy or other Contract with respect to the voting or Transfer of his, her or its Subject Pathfinder Securities, or (iii) enter into any Contract to take, or cause to be taken, any of the actions set forth in clauses (i) or (ii); provided, however, that the foregoing shall not apply to any Transfer (1) to any Permitted Transferee, (2) pursuant to a bona fide gift or charitable contribution, (3) in the case of an individual, by virtue of wills and laws of descent and distribution upon death of the individual or (4) pursuant to a court order or settlement agreement related to the distribution of assets in connection with the dissolution of marriage or civil union or other qualified domestic relations order; provided, that the transferring Pathfinder Person shall, and shall direct any transferee of his, her or its Subject Pathfinder Securities of the type set forth in clauses (1) through (4), to enter into a written agreement in form and substance reasonably satisfactory to the Company, agreeing to be bound by this Agreement (which will include, for the avoidance of doubt, an agreement to be bound by all of the covenants, agreements and obligations of the transferring Pathfinder Person hereunder and the making of all applicable representations and warranties of the transferring Pathfinder Person set forth in Section 6 with respect to such transferee and his, her or its Subject Pathfinder Securities received upon such Transfer, as applicable) prior and as a condition to the occurrence of such Transfer.

10. Termination; Non-Survival.

(a) (i) This Agreement shall automatically terminate without any notice or other action by any Party upon the termination of the Business Combination Agreement in accordance with its terms and (ii) the representations, warranties, agreements and covenants in this Agreement shall automatically terminate, without any notice or other action by any Party, upon the occurrence of the Effective Time, except (A) for the covenants and agreements in this Agreement that, by their terms, contemplate performance after the Effective Time, which shall so survive the Effective Time in accordance with their respective terms or (B) otherwise expressly provided in the last sentence of this Section 10. Upon termination of this Agreement or the representations, warranties, agreements and covenants in this Agreement, as applicable, as provided in the immediately preceding sentence, none of the Parties shall have any further obligations or liabilities under, or with respect to, this Agreement or such representations, warranties, agreements or covenants in this Agreement.

(b) Notwithstanding the foregoing or anything to the contrary in this Agreement, (i) the termination of this Agreement pursuant to clause (i) of Section 10(a) shall not affect any liability on the part of any Party for Fraud or for a Willful Breach of any covenant or agreement set forth in this Agreement prior to such termination, (ii) this Section 10 and the representations and warranties set forth in Sections 6(f) and 7(e) and 8(e) shall each survive termination of this Agreement or the occurrence of the Effective Time, as applicable and shall remain valid and binding obligations of the Parties, (iii) Sections 11 through 20 shall survive any termination of this Agreement or the occurrence of the Effective Time, as applicable, and shall remain valid and binding obligations of the Parties and (iv) for the avoidance of doubt, Section 1 shall survive any termination of this Agreement or the occurrence of the Effective Time to the extent related to any provisions that survive the termination of this Agreement or the occurrence of the Effective Time, as applicable.

11. Fiduciary Duties. Notwithstanding anything in this Agreement to the contrary (but also without limiting the obligations of Pathfinder under the Business Combination Agreement), (a) no Pathfinder Person makes any agreement or understanding herein in any capacity other than in such Pathfinder Person’s capacity as a record holder and beneficial owner of the Subject Pathfinder Securities (i.e., if such Pathfinder Person is an individual, not in such Pathfinder Person’s capacity as a director, officer or employee of Pathfinder), and (b) nothing herein will be construed to limit or affect any action or inaction by such Pathfinder Person if such Pathfinder Person is an individual, or, if such Pathfinder Person is not an individual, any representative of such Pathfinder Person serving as a member of the board of directors of Pathfinder or as an officer, employee or fiduciary of Pathfinder, in each case, acting in such Person’s capacity as a director, officer, employee or fiduciary of Pathfinder.

12. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given) by delivery in person, by email (having obtained electronic delivery confirmation thereof (i.e., an electronic record of the sender that the email was sent to the intended recipient thereof without an “error” or similar message that such email was not received by such intended recipient)), or by registered or certified mail (postage prepaid, return receipt requested) (upon receipt thereof) to the other Parties as follows:

If to Pathfinder (prior to the Effective Time) or the Sponsor, to:

c/o Pathfinder Acquisition LLC
1950 University Avenue, Suite 350
Palo Alto, CA 94303

Attention:	Lance Taylor
Email:	ltaylor@hggc.com

with a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP
601 Lexington Avenue
New York, NY 10022

Attention:	Travis Lee Nelson, P.C.; Ryan Brissette; and
Patrick Salvo
Email:	travis.nelson@kirkland.com; ryan.brissette@kirkland.com;
patrick.salvo@kirkland.com

If to the Company (or Pathfinder, following the Effective Time), to:

Movella Inc.

2570 N First Street #300

San Jose, CA 95131

Attention:	Dennis Calderon
Email:	Dennis.calderon@movella.com

with a copy (which shall not constitute notice) to:

Pillsbury Winthrop Shaw Pittman LLP

2550 Hanover Street

Palo Alto, CA 94304

Attention:	Allison M. Leopold Tilley; Drew Simon-Rooke
Email:	allison@pillsburylaw.com; drew.simonrooke@pillsburylaw.com

if to a Pathfinder Person other than the Sponsor, to the address on the Pathfinder Person’s signature page hereto;

or to such other address as the Party to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

13. Entire Agreement. This Agreement, the Business Combination Agreement and documents referred to herein and therein (including the Ancillary Documents) constitute the entire agreement of the Parties with respect to the subject matter of this Agreement, and supersede all prior agreements and undertakings, both written and oral, among the Parties with respect to the subject matter of this Agreement, except as otherwise expressly provided in this Agreement. In the event and to the extent that there shall be a conflict between the provisions of this Agreement and the provisions of any Ancillary Document, this Agreement shall control with respect to the subject matter thereof.

14. Amendments and Waivers; Assignment. Any provision of this Agreement, including in respect of any amendments of the Sponsor Letter hereby, may be amended or waived if, and only if, such amendment or waiver is in writing and signed by the Pathfinder Persons, the Company and Pathfinder. Notwithstanding the foregoing, no failure or delay by any Party in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right hereunder. Subject to Section 1 and Section 9, none of this Agreement or any of the rights, interests or obligations hereunder shall be assignable by (a) a Pathfinder Person without the prior written consent of the Company, prior to the Effective Time and, following the Effective Time, Pathfinder, (b) the Company without the prior written consent of the Sponsor and, prior to the Effective Time, Pathfinder or (c) Pathfinder without the prior written consent of the Sponsor and, prior to the Effective Time, the Company. Any attempted assignment of this Agreement not in accordance with the terms of this Section 14 shall be null and void ab initio.

15. Fees and Expenses. Except, in the case of Pathfinder and the Company, as otherwise expressly set forth in the Business Combination Agreement, all fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby, including the fees and disbursements of counsel, financial advisors and accountants, shall be paid by the Party incurring such fees or expenses; provided, that, any such fees and expenses incurred by the Pathfinder Persons on or prior to the Closing shall, in the sole discretion of the Sponsor, be deemed to be fees and expenses of Pathfinder.

16. No Third Party Beneficiaries. Except as set forth in Section 1, Section 9 and Section 10, this Agreement shall be for the sole benefit of the Parties and their respective successors and permitted assigns and is not intended, nor shall be construed, to give any Person, other than the Parties and their respective successors and permitted assigns, any legal or equitable right, benefit or remedy of any nature whatsoever by reason this Agreement. Nothing in this Agreement, expressed or implied, is intended to, or shall be deemed to, create a joint venture.

17. Miscellaneous. Sections 7.2 (No Survival) 7.5 (Governing Law), 7.7 (Construction; Interpretation), 7.10 (Severability), 7.11 (Counterparts; Electronic Signatures), 7.15 (Waiver of Jury Trial), 7.16 (Submission to Jurisdiction) and 7.17 (Remedies) of the Business Combination Agreement are incorporated herein by reference and shall apply to this Agreement, mutatis mutandis.

18. No Ownership Interest. Nothing contained in this Agreement will be deemed to vest in the Company, Pathfinder or any of their respective Affiliates any direct or indirect ownership or incidents of ownership of or with respect to the Subject Pathfinder Securities. All rights, ownership and economic benefits of and relating to the Subject Pathfinder Securities shall remain vested in and belong to each applicable Pathfinder Person, and the Company and Pathfinder (and each of their respective Affiliates) shall have no authority to manage, direct, superintend, restrict, regulate, govern or administer any of the policies or operations of Company or Pathfinder or exercise any power or authority to direct any Pathfinder Person in the voting of any of the Subject Pathfinder Securities owned by him, her or it (if any), except as otherwise expressly provided herein with respect to the Subject Pathfinder Securities owned by him, her or it (if any). Except as otherwise set forth in Section 2(b), no Pathfinder Person shall not be restricted from voting in favor of, against or abstaining with respect to any other matters presented to the shareholders of Pathfinder.

19. Spouses and Community Property Matters. Each Pathfinder Insider’s spouse (if applicable) hereby represents, warrants and covenants to Pathfinder and the Company that such spouse shall not assert or enforce, and does hereby waive, any rights granted under any community property statue with respect to the Subject Pathfinder Securities held by such Pathfinder Insider that would reasonably be expected to adversely affect the ability of him or her to perform, or otherwise comply with, any of his or her covenants, agreements or obligations under this Agreement in any material respect.

20. No Recourse. Except for claims pursuant to the Business Combination Agreement or any Ancillary Document by any party(ies) thereto against any other party(ies) on the terms and subject to the conditions therein, each Party agrees that (a) this Agreement may only be enforced against, and any action for breach of this Agreement may only be made against, the Parties, and no claims of any nature whatsoever arising under or relating to this Agreement, the negotiation hereof or its subject matter, or the transactions contemplated hereby shall be asserted against any Person that is not a Party, and (b) without limiting the generality of the foregoing, no Person that is not a Party shall have any Liability arising out of or relating to this Agreement, the negotiation hereof or its subject matter, or the transactions contemplated hereby, including with respect to any claim (whether in tort, contract or otherwise) for breach of this Agreement or in respect of any written or oral representations made or alleged to be made in connection herewith, except as expressly provided herein. Notwithstanding anything to the contrary in this Agreement, (i) in no event shall any Pathfinder Person have any obligations or Liabilities related to or arising out of the covenants, agreements, obligations, representations or warranties of any other Pathfinder Person under this Agreement (including related to or arising out of the breach of any such covenant, agreement, obligation, representation or warranty by any other Pathfinder Person), and (ii) in no event shall any Pre-Closing Pathfinder Party have any obligations or Liabilities related to or arising out of the covenants, agreements, obligations, representations or warranties of any Pathfinder Person or an under this Agreement (including related to or arising out of any breach of any such covenant, agreement, obligation, representation or warranty by any such Pathfinder Person).

[Signature pages follow.]

IN WITNESS WHEREOF, the Parties have executed and delivered this Agreement as of the date first above written.

MOVELLA INC.

By:	/s/ Ben Lee
Name:	Ben Lee
Title:	Chief Executive Officer

[Signature Page to Sponsor Letter Agreement]

IN WITNESS WHEREOF, the Parties have executed and delivered this Agreement as of the date first above written.

PATHFINDER ACQUISITION CORPORATION

By:	/s/ David Chung
Name:	David Chung
Title:	Chief Executive Officer

[Signature Page to Sponsor Letter Agreement]

IN WITNESS WHEREOF, the Parties have executed and delivered this Agreement as of the date first above written.

PATHFINDER ACQUISITION LLC

By:	/s/ David Chung
Name:	David Chung
Title:	Chief Executive Officer

[Signature Page to Sponsor Letter Agreement]

IN WITNESS WHEREOF, the Parties have executed and delivered this Agreement as of the date first above written.

INSIDERS

By:	/s/ Richard Lawson
Name:	Richard Lawson
Address:

Email:

Spouse (if any):

By:	/s/ Holly Lawson
Name:	Holly Lawson

[Signature Page to Sponsor Letter Agreement]

IN WITNESS WHEREOF, the Parties have executed and delivered this Agreement as of the date first above written.

INSIDERS

By:	/s/ David Chung
Name:	David Chung
Address:
Email:

Spouse (if any):

By:	/s/ Kate Chung
Name:	Kate Chung

[Signature Page to Sponsor Letter Agreement]

IN WITNESS WHEREOF, the Parties have executed and delivered this Agreement as of the date first above written.

INSIDERS

By:	/s/ Lindsay Sharma
Name:	Lindsay Sharma
Address:
Email:

Spouse (if any):

By:	/s/Anurag Sharma
Name:	Anurag Sharma

[Signature Page to Sponsor Letter Agreement]

IN WITNESS WHEREOF, the Parties have executed and delivered this Agreement as of the date first above written.

INSIDERS

By:	/s/ Jon Steven Young
Name:	Jon Steven Young
Address:

Email:

Spouse (if any):

By:
Name:

[Signature Page to Sponsor Letter Agreement]

IN WITNESS WHEREOF, the Parties have executed and delivered this Agreement as of the date first above written.

INSIDERS

By:	/s/ Hans Swildens
Name:	Hans Swildens
Address:

Email:

Spouse (if any):

By:	/s/ Christy Swildens
Name:	Christy Swildens

[Signature Page to Sponsor Letter Agreement]

IN WITNESS WHEREOF, the Parties have executed and delivered this Agreement as of the date first above written.

INSIDERS

By:	/s/ Steve Walske
Name:	Steve Walske
Address:

Email:

Spouse (if any):

By:	/s/ Jennifer M. Walske
Name	Jennifer M. Walske

[Signature Page to Sponsor Letter Agreement]

IN WITNESS WHEREOF, the Parties have executed and delivered this Agreement as of the date first above written.

INSIDERS

By:	/s/ Lance Taylor
Name:	Lance Taylor
Address:

Email:

Spouse (if any):

By:	/s/ Robyn Taylor
Name:	Robyn Taylor

[Signature Page to Sponsor Letter Agreement]

IN WITNESS WHEREOF, the Parties have executed and delivered this Agreement as of the date first above written.

INSIDERS

By:	/s/ Omar Johnson
Name:	Omar Johnson
Address:

Email:

Spouse (if any):

By:	/s/ Lisa Goldson
Name:	Lisa Goldson

[Signature Page to Sponsor Letter Agreement]

IN WITNESS WHEREOF, the Parties have executed and delivered this Agreement as of the date first above written.

INSIDERS

By:	/s/ Paul Weiskopf
Name:	Paul Weiskopf
Address:

Email:

Spouse (if any):

By:	/s/ Nicola Weiskopf
Name:	Nicola Weiskopf

[Signature Page to Sponsor Letter Agreement]

EXHIBIT A

PATHFINDER SHARES

Pathfinder Person	Number of Pathfinder Class B Shares Held	Number of Pathfinder Class A Shares Held
Pathfinder Acquisition LLC	8,050,000	0
Steve Walske	25,000	0
Omar Johnson	25,000	0
Paul Weiskopf	25,000	0

PATHFINDER WARRANTS

Pathfinder Person	Number of Pathfinder Warrants Held
Pathfinder Acquisition LLC	4,250,000